Teleflex Incorporated Q1 2009 Financial Results April 28, 2009 Exhibit 99.1

2 Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, expected core revenue growth within our Medical business; expected adjusted segment operating margins for the year for our Medical business; anticipated synergies related to the integration of Arrow International; expected revenue challenges with respect to our Aerospace and Commercial segments; forecasts of earnings per share from continuing operations attributable to common shareholders including special charges; special charges; earnings per share from continuing operations excluding special charges; operating cash flow; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in the Company's SEC filings, including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include gross margin excluding special charges; segment operating margins before special charges; adjusted segment operating profit and margins; earnings per share from continuing operations excluding special charges; adjusted gross profit; adjusted operating expenses; operating income before special charges and loss on sale; income and diluted earnings per share, excluding restructuring and impairment charges, losses and other charges, and fair market value inventory adjustment; adjusted cash flow from operations; adjusted free cash flow; forecasted earnings per share from continuing operations excluding special charges; and forecasted adjusted segment operating margins. These non- GAAP measures exclude the impact of restructuring and impairment costs, gain or loss on the sale of assets, a tax payment related to gain on sale of Automotive & Industrial businesses, fair market value adjustments for inventory and acquisition integration costs. In addition, this presentation includes information regarding free cash flow, which reflects cash from operations minus capital expenditures and dividend payments. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. Segment operating profit is defined as a segment's revenues reduced by its materials, labor, and other product costs along with the segment's selling, engineering, and administrative expenses and noncontrolling interest. Unallocated corporate expenses, restructuring costs, gain or loss on the sale of assets, acquisition integration costs, fair market adjustments for inventory, interest income and expense and taxes on income are excluded from the measure. Core revenues and growth exclude the impact of translating the results of international subsidiaries at different currency exchange rates from year to year and the comparable activity of companies acquired or divested within the most recent twelve-month period. The following slides reflect continuing operations.

3 Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617-801-6888, pass code number 98105977

4 Jeff Black Chairman and Chief Executive Officer

5 First Quarter Financial Highlights Consolidated core revenue decline of 8% Medical core revenue down 4% Gross Margin excluding special charges of 41.8%, up 110 bps Segment operating margins before special charges of 14.5%, up 100 bps Adjusted Segment Operating Margins 2009 2008 Medical: 20.8% 20.9% Aerospace: 6.9% 7.4% Commercial: 5.5% 2.8% EPS excluding special charges of $0.76 - up 17% Cash flow from continuing operations net use of cash of $4.5 million

6 Medical Completed actions in preparation for inspection of Arrow facilities by FDA Arrow integration initiatives on track to deliver $18 to $20 million in pre-tax synergies in 2009 Aerospace Divested 51% ownership interest in Airfoil Technologies International - Singapore Pte. Ltd. ("ATI") for $300 million Net of tax gain on sale of ATI of $178.6 million, or $4.48 per diluted share, classified in discontinued operations Commercial Completed sale of Marine - Gauge business Controlling costs & managing through difficult end-market conditions General Paid down $241 million in debt; next quarterly installment due September 2010 Continue to position balance sheet for future growth opportunities First Quarter Strategic Highlights

7 Earnings per Share Excluding Special Charges from Continuing Operations Note: GAAP earnings (loss) per share from continuing operations are as follows for the applicable periods: 2007: ($1.49) 2008: $2.44 2009: $2.85 to $3.25 37% Growth 11% Growth 4% to 14% Growth

8 Kevin Gordon Executive Vice President and Chief Financial Officer

9 Three Month Summary from Continuing Operations

Three Month Summary from Continuing Operations Note: Q1'09 losses and other charges includes loss on sale of Gauge business of $1.6m, net of tax & integration costs of $0.4m, net of tax Q1'08 losses and other charges includes integration costs of $0.2m, net of tax

Medical Segment Critical Care Respiratory core revenue decline in North America due to weak flu season and distributor inventory rebalancing Urology core revenue growth in all regions Vascular access core revenue decline in N.A. & EMEA; partially offset by growth in Asia/Latin America Anesthesia core revenue growth in EMEA & Asia/Latin America North American distributor de-stocking in Q1'09 Surgical Core revenue growth in European, Asian & Latin American markets Higher margin closure devices drive core revenue growth Cardiac Core revenue down due to IAB catheter recall OEM Specialty sales growth more than offset by decline in orthopedic sales Segment Foreign currency exchange negatively impacts adjusted operating margins in Q1'09 Note: Quarter-to-date operating profit & margin excludes certain charges. See reconciliation table in Appendix for additional details.

12 Cargo Handling Combination of one fewer wide-body unit shipped and lower ship-set sales value drives revenue decline Aftermarket conversions not available due to reduced cargo demand Narrow-body unit volume up 6% over Q1'08 Spares sales down approximately $1M over Q1'08 Overall economic conditions drives lack of orders in cargo container and actuator businesses Foreign currency exchange negatively impacts operating profit during Q1'09 Cost reduction initiatives underway Aerospace Segment

13 Marine Revenues continue to decline in weak market (down 34%); difficult Q1'08 comparison Cost containment initiatives help to mitigate volume decline Two plants to be closed by end of second quarter Completed sale of Gauge business Rigging Services Core revenue growth of 1% over Q1'08 Retail vs. wholesale mix and steel prices drive margin decline Power Systems Significant increase in truck APU volume drives core revenue growth of 35% over weak Q1'08 Future backlog decreasing Segment Q1'09 operating profit aided by foreign currency translation Commercial Segment

14 Year-to-Date Adjusted Cash Flow From Continuing Operations ($ Millions) Capital Expenditures - $7.5 million Capital Expenditures - $7.0 million Note: Q1'08 Cash Flow from Operations & Free Cash Flow exclude tax payment of $47M related to gain on sale of Automotive & Industrial businesses in Q4'07 Working Capital impact of ($59M)

15 Capital Structure ($ Millions) 10/1/2007 12/31/2007 12/31/2008 3/29/2009 Net Debt 2117.6 1482.9 1439.1 1162.6 Net Debt to Total Capital 0.621 0.527 0.536 0.453 Weighted Average Interest Rate 0.0685 0.0686 0.0574 0.059 6.9% 6.9% 5.7% 5.9%

16 2009 2010 2011 2012 2014 and thereafter 6 51.2 247.2 769.7 231.5 Debt Maturity Schedule ($ Millions)

17 Low High Earnings per share from continuing operations available to common shareholders including special charges $2.85 $3.25 Add-back special charges $0.40 $0.30 Earnings per share from continuing operations before special charges $3.25 $3.55 2009 Outlook Cash flow from operations $210 million $220 million

18 Jeff Black Chairman and Chief Executive Officer

19 Summary Medical Low to mid-single digit core revenue growth for FY'09 Expect stronger second half in 2009 Adjusted segment operating margins over 20% for the year Continuing to make investments in R&D and sales force initiatives On track to achieve $18 to $20 million of Arrow integration synergies in FY'09 Aerospace & Commercial Expect continued revenue challenges due to increased uncertainty in several of the end markets served Anticipate increase in delivery of cargo systems in second half of 2009 Cost containment initiatives mitigate bottom-line impact Teleflex Reaffirming EPS excluding special charges guidance of $3.25 to $3.55; growth of 4% to 14% Reaffirming Cash Flow from Continuing Operations guidance of $210 to $220 million Foreign currency assumptions consistent with current exchange rates

Question and Answer Session

Appendices

22 Appendix A - QTD Reconciliation of Medical Operating Profit and Margins

23 Appendix B - QTD Reconciliation of Teleflex Gross Profit and Margins

24 Appendix C - QTD Reconciliation of Teleflex Operating Expenses

25 Appendix D - Special Charge Income Statement Classification Summary

26 Appendix E - QTD Reconciliation of Teleflex Cash Flow from Continuing Operations

27 Appendix F - Net Debt to Total Capital Reconciliation ($ Millions) * * = no quarterly installments due until September 30, 2010